SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:  May 2, 2003




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               001-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  7.(c)     Exhibits.

     99         Press  Release  issued  May  1,  2003.


Item 9.         Regulation  FD  Disclosure  (Information  furnished  pursuant to
                Item 12, "Disclosure of Results of Operations and Financial Condition").

                On May 1, 2003, the Company announced via press release its First quarter 2003 results and the potential sale of certain assets. The full text of the press release issued in connection with that announcement is attached as Exhibit 99 to this Current Report on Form 8-K.

                In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and its Exhibit 99 is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition". The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO  Energy,  Inc.
                                             (Registrant)



Dated:  May 2, 2003                     By:/s/John  E.  Schneider
                                           ___________________________________
                                           John  E.  Schneider
                                           Senior  Vice  President,  Treasurer
                                           and  C.F.O.

                                  EXHIBIT INDEX
                                    Form 8-K
                                   May 2, 2003



                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                May 1, 2003.